SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 23, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

 Delaware                           001-8368                          51-0228924
(State of                     (Commission File No.)                (IRS Employer
 Incorporation)                                              Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On May 23, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description
-------------     -------------------------------------
99.1              Press Release issued May 23, 2000 (Filed herewith.)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SAFETY-KLEEN CORP.



Date:  May 25, 2000                  By:   /s/ Grover C. Wrenn
                                           -------------------
                                           Grover C. Wrenn
                                           President and Chief Operating Officer




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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99.1                Press Release issued May 23, 2000 (Filed herewith.)

                                  Exhibit 99.1


FOR IMMEDIATE RELEASE                                  Media Contact: Wade Gates
May 23, 2000                                                        803-933-4224
                                                              Investor Relations
                                                                    803-933-4285


SAFETY-KLEEN ELECTS NEW CEO AND PRESIDENT/COO


         (Columbia, SC) - The Board of Directors of Safety-Kleen Corp. (NYSE:SK) has elected board members David E. Thomas, Jr. as Chief Executive Officer and Grover C. Wrenn as President and Chief Operating Officer effective immediately. Both Thomas and Wrenn have been operating the Company on a daily basis since March 6.

         "Solidifying the top-most positions is a critical step in the long-term rebuilding of Safety-Kleen, particularly as we continue to restructure our finances," Thomas said. "Both Grover Wrenn and I are committed to resolving Safety-Kleen's operational and financial difficulties for the benefit of all constituents."

         Thomas joined the Safety-Kleen board in 1997, having served as an advisor to the Company through earlier acquisitions. He has been the Senior Managing Director and Head of Investment Banking for Raymond James & Associates, and previously served as head of the Environmental Services Group and the Mergers and Acquisitions Department. He received his bachelor's degree from the University of Richmond, and his MBA and law degrees from Emory University in Atlanta.

         "Dave Thomas and I have been working side-by-side since March on a number of efforts to improve customer service, employee communication and financial stability," Wrenn said. "There is more work to do, but our goal is to maintain Safety-Kleen's position as the leading provider of hazardous and industrial waste management services in North America."

         Wrenn served for several years with the Occupational Safety and Health Administration as Director of Health Standards Programs, and later as Director of Compliance and State Programs. He founded ENVIRON, an environmental health risk assessment firm which later merged with Applied Bioscience International. He is the former CEO of EnSys Environmental Products, which is now Strategic Diagnostics, Inc., and continues to serve as Chairman of the Board of SDI. Wrenn received a bachelor's degree in chemistry from Clemson University and a master's degree in Environmental Science and Engineering from the University of North Carolina School for Public Health.

         Under the Private Securities Litigation Reform Act of 1995, sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Actual results and events may differ materially from those projected in the forward-looking statements. Many factors could cause actual events and results to differ from those expected, including, but not limited to the outcome of continuing negotiations with Safety-Kleen's lenders,

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the  availability  of additional  funding under credit  facilities or from other sources, and other items discussed in the Company's filings with the Securities and Exchange Commission.
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